EXHIBIT 99.2




                           AmericanWarner, Inc

                         Leadership and Momentum
                           in Pharmaceuticals
                                   and
                           Consumer Healthcare

Statements made in this presentation that state either companies' or managements' intentions, beliefs, expectations or predictions for the future are forward-looking statements. It is important to note that both companies' actual results could differ materially from those projected in such forward-looking statements. Information concerning factors that could cause actual results to differ materially from those in the forward-looking statements is contained from time to time in each company's filings with the Securities and Exchange Commission ("SEC"). Copies of these filings may be obtained by contacting AHP, Warner-Lambert or the SEC.



Transaction Highlights

o     Merger of equals
o     Clear strategic direction and organizational structure
o     Pooling of interests
o     Tax-free
o     Exchange ratio
            -- 1 share of WLA --> 1.4919 shares of AmericanWarner
            -- 1 share of AHP --> 1.0000 shares of AmericanWarner
o     Significant synergies
            -- Revenue upside
            -- Cost savings of $1.2 billion




AMERICANWARNER: LEADERSHIP GROWTH RATES



                1999E       2000E       2001E      2002E    CAGR ('99-02)
                -----       -----       -----      -----    -------------
Revenues       $26.3Bn     $29.7Bn     $32.8Bn    $36.1Bn        11%
-Pharma         17.2         19.7        22.0       24.5         13%
-Consumer        4.4          4.9        5.3        5.7           9%
Net Income       3.9          4.8        5.7        6.8          20%
EPS              1.48        1.79        2.15       2.55         20%



                  20% Net income growth with $1.2B
                      billion in cost synergies




SUBSTANTIAL VALUE CREATION

      Opportunity for significant multiple expansion

      o     Significant new product growth - 21 launches (1999-2002)

      o Broadest technology capability in industry (e.g., proteins, vaccines, structure based drug design, small molecules)

      o     Diverse product portfolio (with less dependence on Lipitor)

      o     Leadership in OTC

      o     Significant synergy and strategic opportunities

                        --revenue acceleration
                        --cost synergies
                        --strategic moves

      o Substantial momentum based on "best-of-the-best" merger philosophy



                       Leadership growth rates




                 PHARMACEUTICALS:  NEAR-TERM PIPELINE

Estimated Launch Dates

      1999               2000               2001                     2002
      ----               ----               ----                     ----

Femhrt*--HRT for   Lipitor (Japan)--    Pregabalin--           Zenarestat--aldose
osteoporosis       HMG CoA              Gabapentanoid/         reductase inhibitor
$100-200 million   reductase inhibitor  anti-convulsant        for diabetic neuropathy
                   for cholesterol      for epilepsy $1,000-   $400-500 million
                   reduction $800-      2,000 million
                   1,000 million

Refacto*--         Relpax*--Migraine    (AG-3340--MMP1 for     Igmesine--anti-
advanced           therapy co-promotion prostate and non-      depressant $500-
recombinant        with Pfizer $300-    small-cell lung        800 million
Factor VIII        1,000 million        cancer $800-
formulation for                         1,000 million
hemophilia
$300-800 million

Sonata*--for       Trimegestone--new    AG-1549--NNRTI         Remune--immuno-
insomnia $400-600  progestin $400-500   for HIV/AIDS           therapy for
million            million              $250-300 million       HIV/AIDS $500-700
                                                               million

Rapamune*--        FluMist--vaccine     CMA-676--              CC1-779--
immuno-suppres-    for influenza        cytotoxic              cytostatic for
sant for organ     $450-600 million     immunoconjugate        solid tumors
transplants                             for AML $100-200       $200-300 million
$900+ million                           million

Meningitec--for    Protonix*--proton    Recombinant Human      Low dose PremPro-
immunization       pump inhibitor       Bone Morphogenic       -osteoporosis/
against meningitis for ulcers           Protein 2--for         menopause $300-600
$200 million       $250-500 million     bone repair            million
                                        $500-1,000 million

                   Prevenar--vaccine
                   for 7 most common
                   strains of
                   pneumococci
                   $500-1,000 million


Peak year sales estimates from analyst reports
------------



* Approved/Approvable


               Steady Stream of Innovative New Products





A Robust Product Pipeline


[Graphic showing number of compounds under development from IND Track to Pre- registration (AHP: 50; WLA: 30; combined totals: 13 IND Track, 11 Phase I, 22 Phase II, 21 Phase III and 13 Pre-registration)]





Powerful Combination of Complementary Technology Platforms

[Graphic illustrating that complementary platforms of small molecules; structure based drug design; combinatorial chemistry; and protein therapeutics afford new opportunities for innovation in small molecule mimetics for proteins (e.g., Factor VIII)]

[Graphic illustrating that protein therapeutics afford new opportunities for innovation in peptides and proteins (e.g., bone morphogenic proteins)]

[Graphic illustrating that complementary platforms of protein therapeutics; vaccines design; and gene therapy afford new opportunities for innovation in therapeutic vaccines (e.g., conjugate and DNA vaccines for cancer and anti-virals)]


  Complementary platforms leading to new opportunities for innovation





BIOTECH CAPABILITIES

[Graphic illustrating subsidiary entities of combined AmericanWarner and their current pipeline products]


                                    -Strong network of biotechs with
                                    outstanding capabilities

                                    -Proven ability to maintain entrepreneurial culture and to successfully integrate scientists and compounds






AMERICANWARNER: LEADING PHARMACEUTICALS


         Warner-Lambert Top Drugs         American Home Products Top Drugs
            Indication    2000 Sales                    Indication   2000 Sales
------------------------------------   ----------------------------------------
Lipitor     Dyslipidemia   $4.750MM    Premarin family  Osteoporosis   $1.925MM

Neurontin   Epilepsy       825         Effexor          Depression      1.000

Accupril    Hypertension   650         OCs              Contraception     700

Viracept    HIV            525         Enbrel           Rheumatoid        500
                                                        arthritis

                                       Prevenar         Vaccine           450

                                       Zosyn/Tazoci     Infection         400




     Strong combined portfolio with $12 billion in major products





Diverse Portfolio of Pharmaceutical Products--2000 Sales

[Pie chart illustrating Warner-Lambert sales of $8.7 billion (Lipitor 55%; Neurontin 9%; Accupril 7%; Viracept 6%; Other 23%)]

[Pie chart illustrating AHP sales of $11.0 billion (Premarin family 18%; Oral contraceptives 6%; Effexor 9%; Prevenar 4%; Other 63%)]

[Pie chart illustrating that combined AmericanWarner would have sales of $19.7 billion and less dependence on single product (Lipitor 24%; Premarin family 10%; Effexor 5%; Neurontin 4%; Other 57%)]


            A combination with less dependence on a single product.





THERAPEUTIC AREA LEADERSHIP


THERAPEUTIC AREA                          BASIS OF LEADERSHIP

Cardiovascular                                 o      Lipitor
                                               o      Accupril
                                               o      Cordarone IV

Women's Health                                 o      Premarin family
                                               o      Oral contraceptives

CNS                                            o      Effexor
                                               o      Neurontin
                                               o      Pregabalin
                                               o      Dilantin
                                               o      Sonata

Virology                                       o      Viracept
                                               o      Rescriptor

Immunology                                     o      Rapamune
                                               o      Enbrel

Vaccines                                       o      Prevenar
                                               o      Meningitec


                Leadership in multiple major categories






                CONSUMER HEALTHCARE: WORLD-CLASS BRANDS



            WARNER-LAMBERT                     AMERICAN HOME PRODUCTS

               Category    1999 Sales                Category    1999 Sales

Listerine    Oral            $475 MM   Advil       Analgesics      $500MM
[Logo]                                 [Logo]

Sudafed      Cough/cold       175      Centrum     Nutritional      500
[Logo]                                 [Logo]      supplements

Benadryl     Allergy          175      Robitussin  Cough            275
[Logo]                                 [Logo]

Zantac 75    Heartburn        175      Dimetapp    Liquid           150
[Logo]                                 [Logo]      cough

Lubriderm    Skin care        125      Caltrate    Calcium          125
[Logo]                                 [Logo]      supplement

Neosporin    Anti-            100      Preparation Other            100
[logo]       infectants                H [Logo]


                          World Leader in OTC



LEADERSHIP IN OTC



o    #1 position worldwide in OTC     o    Partner of choice

o    $4.9 billion in combined 2000    o    Distinctive channel coverage
     sales

o    Portfolio of leading consumer    o    Leadership in marketing
     healthcare products                   share of voice

o    Significantly larger than        o    DTC capabilities and media
     nearest competitor                    purchase power

                                      o    High potential switch
                                           opportunities (based on a proven
                                           track record)


            Market leadership leading to new opportunities.




$1.2 Billion of Cost Synergies

[Pie chart indicating Pharmaceutical 64%, Consumer Health 27%,
Corporate 9%]

[Bar chart showing percent cost reduction (from applicable base):
Administration 26%; Distribution 14%; R&D 11%; Selling 9%; Marketing 5%; Manufacturing (COGs) 4%; Total 9%]


                o$1.2 billion of annual cost synergies
             oFully implemented over three calendar years





REVENUE SYNERGY DRIVERS -- PHARMACEUTICALS



Key Drivers                                 Top Market Presence
-----------                                 -------------------
o    Enhanced market presence and     o    High profile sales indentities (e.g.
     sales penetration                     Wyeth-Ayerst, Lederle, Genetics
                                           Institute, Immunex, Parke-Davis,
                                           Warner-Lambert, Sankyo-Parke
                                           Davis, Agouron)

o    Deep and broad launch            o    Combined global salesforce of
     capabilities (higher peak             approximately 14,500
     sales, faster ramp-up)

o    More attractive licensing        o    Combined U.S. salesforce of
     partner                               approximately 5,500

o    Novel drug discovery
     opportunities

Examples
--------
o      Greater upside in key products

-- Accupril

-- Effexor

o     Faster/better launches

-- Lipitor (Japan)

-- Pregabalin

-- Protonix

-- Sonata


             Significant upside from complementary capabilities





REVENUE SYNERGY DRIVERS -- OTC


            Key Drivers                           Examples
            -----------                           --------

o      Category leadership
                                     o     Preferred retail relationships with
                                           global players (e.g., Walmart)

o      Retail globalization

o      Strength in nutritionals      o     Enhanced nutritionals lineup
                                           -- Solgar
                                           -- Centrum
                                           -- Quanterra

o      Enhanced switch capabilities








THE AMERICANWARNER COMBINATION:
LEADERSHIP GROWTH RATES WITH FURTHER UPSIDE




               1999E       2000E        2001E        2002E    CAGR('99-'02)
               -----       -----        -----        -----    -------------
Revenues      $26.3Bn     $29.7Bn      $32.8Bn      $36.1Bn        11%
Pharma         17.2        19.7         22.0         24.5          13%
Consumer        4.4         4.9          5.3          5.7           9%
Net             3.9         4.8          5.7          6.8          20%
Income




 20% net income growth with $1.2       A 1% increase in Pharma and Consumer
     billion in cost synergies          revenues will increase net income
                                            growth by approximately 1%





ILLUSTRATIVE VALUE CREATION
Near-Term
      ($200 million in 2000E Cost Synergies)

                                            Market Capitalization

                                                                                            American Warner
                                                                                            Illustrative
                     2000 P/E       American Home     Warner Lambert    American Warner     Value Creation


Pre-WSJ Article       29.6x            $67                $69                $136                N/A

Day of WSJ Article    32.3x             74                 75                 149                $13

2000 P/E Range        33.0x                                                   157                $21

                      35.0                                                    166                30

                      37.0                                                    176                40

                      39.0                                                    185                49

LONG-TERM
  ($1.2 billion in 2002E Cost Synergies)
                                            Market Capitalization

                                                                                            American Warner
                                                                                            Illustrative
                        P/E         American Home     Warner Lambert    American Warner     Value Creation

Pre-WSJ Article       29.6x            $67                $69                $136                N/A

P/E Range             33.0x                                                  $226               $ 90

                      35.0                                                    240                104

                      37.0                                                    254                118

                      39.0                                                    268                132




AMERICANWARNER WOULD
COMMAND A STRONG MARKET PRESENCE


o     #1 company in pharmaceutical sales

      -Diversified product portfolio (i.e., less dependence on Lipitor)

      -Full late-stage and early-stage pipeline

      -Superior technology platforms including vaccines, recombinant proteins, hormone therapeutics and gene therapy

      -Broad therapeutic area presence (e.g., women's health, cardiovascular, oncology, inflammation, CNS)

o     #1 company in OTC sales

      -Category leadership (e.g., nutritionals, cough/cold)

      -Enhanced global reach